August 7, 2007

DREYFUS PREMIER STRUCTURED MIDCAP FUND

Supplement to Prospectus dated January 1, 2007

Effective July 18, 2007, investment decisions for the fund will be made by a committee of portfolio managers that comprise the Midcap Team of Franklin Portfolio Associates, LLC, an affiliate of Dreyfus. Each of whom also is an employee of Dreyfus and will manage the fund in that capacity. The team members are Michael F. Dunn, Oliver Buckley and Patrick Slattery.

Mr. Dunn has been employed by Franklin Portfolio Associates since October 1999; prior to joining Franklin Portfolio, Mr. Dunn was responsible for quantitative research and development at Wellington Management Company from 1994 to October 1999. Mr. Buckley is a senior vice president and senior portfolio manager of Franklin Portfolio Associates which he joined in 2000. Mr. Slattery is a vice president and portfolio manager of Franklin Portfolio Associates which he joined in 2005; prior to joining Franklin Portfolio, Mr. Slattery was a Senior Vice President at Independence Investment LLC where he was a portfolio manager and quantitative researcher.